                                                                   Exhibit 10.26

                          FIFTH AMENDMENT AND WAIVER
                          --------------------------

                                      TO
                                      --

                               CREDIT AGREEMENT
                               ----------------

          THIS FIFTH AMENDMENT AND WAIVER, dated as of December 17, 2001 ("Fifth Amendment"), is by and among CHANNELL COMMERCIAL CORPORATION ("Borrower"), a Delaware corporation, the financial institutions signatory hereto (collectively, the "Lenders") and FLEET NATIONAL BANK, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

PRELIMINARY STATEMENTS

          (A) The Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of May 1, 1998 and as amended by Amendment No. 1 to Credit Agreement, dated as of September 3, 1998 and Amendment No. 2 to Credit Agreement, dated as of December 29, 1999, Amendment No. 3 to Credit Agreement, dated as of July 20, 2000, and Fourth Amendment to Credit Agreement dated as of May 31, 2001 (as heretofore amended, the "Original Credit Agreement" and as it is hereby and as it may hereafter from time to time be amended, modified and supplemented, the "Credit Agreement");

          (B) Certain Events of Default have occurred and are continuing under the Credit Agreement as described in Article V hereof (the "Current Events of Default");

          (C) Notwithstanding the entitlement of the Administrative Agent and the Lenders to enforce their rights and remedies pursuant to the Credit Agreement and other Loan Documents as a result of the Current Events of Default, the Administrative Agent and the Lenders are willing to waive the Current Events of Default on and subject to the terms and conditions set forth herein; and

          (D) Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement and/or relevant Loan Documents.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

Article I. Amendments to Credit Agreement and Security Agreement.
           ------------------------------------------------------

           This Fifth Amendment shall be deemed to be an amendment to the Credit Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Fifth Amendment, including, without limitation, the representations and warranties set forth herein, are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Credit Agreement. The Credit Agreement is hereby amended in the following respects:

           1.1 Article I of the Credit Agreement, Section 1.01, Certain Defined
                                                                ---------------
Terms, is amended as follows:
-----

           The following definitions are inserted in proper alphabetical order:

     "Fifth Amendment" means the Fifth Amendment to the Credit Agreement dated
      ---------------
as of August 31, 2001.

     "Fifth Amendment Effective Date" shall have the meaning as set forth in the
      ------------------------------
preamble to Article III of the Fifth Amendment, i.e., the date on which all of the conditions precedent to effectiveness of the Fifth Amendment shall have occurred to the satisfaction of the Required Lenders and Administrative Agent.

     "Revised Article 9" shall mean Article 9 of the Uniform Commercial Code as
      -----------------
Revised ("Revised Article 9") and as in effect in the jurisdiction wherein the Borrower is organized and incorporated and in the governing law state.

     "U.K. Real Property" shall mean real property known as Factory No. 1 Murray
      ------------------
Road, Leesons Hill, Orpington, Kent, England

     "Temecula Property" shall mean real property known as 26090 Ynez Road,
      -----------------
Temecula, Californa, owned by CC Holdings, Inc., a wholly owned subsidiary of Borrower ("CC Holdings").

           1.2 Article II of the Credit Agreement is amended as follows:

           the following shall be added to Article II as Sections 2.05(c) and 2.05(d):

           "Section 2.05(c) - Notwithstanding anything to the contrary contained in this Article II from and after the date of the Fifth Amendment, Borrower shall not request and Lenders shall not make any Revolving Advances and/or issue any Letters of Credit in excess of $23,154,828.82 as same shall be reduced in accordance with Section 2.05, it being understood and agreed by the Loan Parties that any payments made in accordance with this Agreement shall not be construed to create availability for borrowing purposes under the Credit Agreement."

           "Section 2.05(d)(i) - On or before the date of the Fifth Amendment, Borrower shall pay to Bank in immediately available funds an amount equal to $1,000,000. Upon payment as aforesaid, the Revolving Facility Commitment shall be permanently reduced by said amount.

          "Section 2.05(d)(ii) - On or before March 31, 2002, Borrower shall pay to Lenders an amount equal to $3,500,000.00 in immediately available funds. Upon payment as aforesaid, the Revolving Facility Commitment shall be permanently reduced by said amount.

          "Section 2.05(d)(iii) - Immediately upon the sale of the Temecula Property, Borrower shall pay or cause to be paid to the Lenders, in good funds, an amount equal to no less than $1,500,000.00."

          1.3 Article VI of the Credit Agreement is amended as follows: Section
6.18 Financial Covenants is amended as follows:
     -------------------

          Section 6.18(a) Minimum Net Worth is deleted in its entirety and the
                          -----------------
following is substituted therefor:

          "(a) Minimum Net Worth. Commencing as of the fiscal quarter ending
               -----------------
December 31, 2001, and at all times thereafter, maintain, as of the last day of each fiscal quarter, an excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries of not less than the sum of (i) Thirty Six Million Dollars ($36,000,000) plus (ii) 75% of positive
                                                ----
Consolidated Net Income (and excluding 100% of Consolidated net losses) of the Borrower and its Subsidiaries since the date of this Fifth Amendment to and including each date of determination computed on a cumulative basis for said entire period, plus (iii) 100% of the Net Cash Proceeds received by the Borrower
               ----
from any Equity Offering."

          Section 6.18(b) Total Consolidated Debt to EBITDA. is deleted in its
                          ----------------------------------
entirety and the following is substituted therefore:

          "(b) Total Consolidated Debt to EBITDA. Commencing as of the fiscal
               ----------------------------------
quarter ending December 31, 2001 and at all times thereafter, maintain as of the end of each fiscal quarter of the Borrower a ratio of (i) Total Consolidated Debt (other than trade credit, accrued expenses and invoice taxes payable) to
(ii) EBITDA for the most recently completed quarter multiplied times four (4) of not more than 3.77:1.00."

          Section 6.18(c) Fixed Change Coverage Ratio is deleted in its entirety
                          ---------------------------
and the following shall be substituted therefor:

          "(c) Fixed Charge Coverage Ratio. Commencing as of the fiscal quarter
               ---------------------------
ending December 31, 2001 and at all times thereafter, maintain as of the end of each fiscal quarter of the Borrower a Fixed Charge Coverage Ratio of not less than the following ratios for the requisite periods set forth below:

          Fiscal Quarter Ending:                      Not less than:
          ----------------------                      --------------

          December 31, 2001                              .62:1.00

          March 31, 2002                                 .84:1.00

          For purposes of this Section 6.18(c), "Fixed Charge Coverage Ratio" shall mean, the ratio of (i) EBITDA for the most recently completed fiscal quarter of the Borrower less the
                        ----
sum of (A) Capital Expenditures made in cash during such period, and (B) the aggregate amount of federal, state, local and foreign taxes paid in cash by the Borrower and its Subsidiaries during such period, to (ii) Consolidated cash Interest Expense payable by the Borrower and its Subsidiaries on all Debt during such period plus principal amounts of all Debt payable by the Borrower and its
            ----
Subsidiaries during such period excluding the principal payment of $3,500,000 referenced Section 2.05 (d) (ii) above."

          Section 6.18(d) Minimum Consolidated Interest Coverage Ratio. shall be
                          ---------------------------------------------
deleted in its entirety and the following shall be substituted therefor:

          "(d) Minimum Consolidated Interest Coverage Ratio. Maintain as of the
               --------------------------------------------
end of each fiscal quarter of the Borrower a ratio of (i) EBITDA for the most recently completed quarter multiplied times four (4) to (ii) Consolidated Interest Expense for the most recently completed four (4) fiscal quarters of not less than 2.5:1.00."

          1.3  The following is added to the Security Agreement as Section 1(j):

          j. The Loan Parties acknowledge and agree to the addition of the following provisions to the Security Agreement and to the Credit Agreement to the extent that Revised Article 9 is effective in the jurisdiction in which Borrower is organized, holds and owns Collateral that is security for the indebtedness, obligations and liabilities under the Credit Agreement described herein:

          1.   Attachment. In applying the law of any jurisdiction in which
               ----------
               Revised Article 9 is effect, the Security Collateral is "all
                                                                        ---
               assets" of the Borrower, whether or not within the scope of
               ------
               Revised Article 9. Collateral shall include, without limitation, the following categories or assets as defined in Revised Article 9: goods (including promissory notes) documents, accounts (including health-care insurance receivables), chattel paper (whether tangible or electronic,) deposit accounts, letter-of-credit (whether or not the letter of credit is evidenced by writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software, supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Borrower shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim as defined in Revised Article 9, the Borrower shall immediately notify the Bank in writing signed by the Borrower of the brief details thereof and grant to the Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Bank.

          2.   Perfection by Filing. The Bank may at any time and from time to
               --------------------
               time, pursuant to the provisions of this Agreement and without the necessity of Borrower's signature, file financing statements, continuation statements and amendments thereto that describe the Security Collateral as "all assets" of the Borrower or words of
                                       ----------
               similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Borrower is an organization, the type of organization any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Bank promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Bank on behalf of the Borrower, as provided in this Agreement and may be filed at any time in any jurisdiction whether or not Revised Article 9 is in effect in that jurisdiction.

          3.   Other Perfection, etc. The Borrower shall at any time and from
               ---------------------
               time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Bank may reasonably request for the Bank (a) to obtain acknowledgement, in form and substance satisfactory to the Bank, of any bailee having possession of any of the Security Collateral that the bailee holds such Security Collateral for the Bank, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev Section9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Security Collateral), with any agreements establishing control to be in form and substance satisfactory tot he Bank, and (c) otherwise to insure the continued perfection and priority of the Bank's security interest in any of the Security Collateral and of the preservation of its rights, therein, following the effectiveness of Revised Article 9 in any jurisdiction.

          4.   Savings Clause. Nothing contained in this Section (j) shall be
               --------------
               construed to narrow the scope of the Bank's security interest in any of the Security Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Bank or any Bank hereunder except (and then only to the extent ) mandated by Revised Article 9 then applicable.

          1.4 Article VIII of the Credit Agreement is amended by adding the following at the conclusion of Section 8.13:

          (a) "the Borrower shall fail by June 30, 2002 to refinance and repay in full the Obligations owing to the Lenders and the Agent."

          (b) "the Borrower and/or Guarantors shall fail to perform each and every term, condition or undertaking on its/their part to be performed hereunder including but not limited to Sections 2.05(d)(i), (ii),
          (iii) and/or (iv) and Section 4.1 of Article IV hereof. "

          1.5 Schedule 4.21 of the Credit Agreement is hereby amended to add thereto, the U.K. Property and the Temecula Property.

Article II. Representations and Warranties; Confirmations
            ---------------------------------------------

            In order to induce the Lenders and the Administrative Agent to enter into this Fifth Amendment, the Borrower and each of the other Loan Parties, jointly and severally, represent and warrant to the Lenders and the Administrative Agent that:

            2.1 As of the date hereof, and after giving effect to this Fifth Amendment, no Default or Events of Default exists under the Credit Agreement, other than the Current Events of Default, and no event exists which, with the giving of notice or lapse of time, or both, would constitute a Default or Events of Default.

            2.2 As of the date hereof and after giving effect to this Fifth Amendment, each and every one of the representations and warranties set forth in the Loan Documents shall be true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each shall hereby be incorporated herein in full by reference as if restated herein in its entirety, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Credit Agreement (as amended hereby) and which shall not, either singly or in the aggregate, have a Material Adverse Effect.

            2.3 The execution, delivery and performance by (i) the Borrower of this Fifth Amendment and any other Loan Document delivered pursuant hereto, and
(ii) each other Loan Party of any Loan Document to which it is a Party, are within each such Loan Party's organizational powers and have been duly authorized by all necessary corporate action on the part of each such Loan Party. This Fifth Amendment is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and this Fifth Amendment is the legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms.

            2.4 The execution, delivery and performance by the Borrower and each other Loan Party of any Loan Document and consummation by the Borrower and each other Loan Party of the transactions contemplated hereby and thereby does not and shall not (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation or by-laws of the Borrower or any other Loan Party, (b) result in any breach or violation of, or constitute a default, other than the Current Events of Default (or an event which, with notice or lapse of time or both, would constitute a default), under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower or any other Loan Party under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower or any other Loan Party is a party or to which any of its properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any governmental, judicial, administrative or regulatory authority of the United States or of any state, local or foreign government or subdivision thereof (a "Governmental Entity") or (d) violate any order, writ,
                        -------------------
injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Entity.

          2.5 The Borrower hereby acknowledges and confirms that all of the liens and security interests granted pursuant to the Loan Documents secure, without limitation, the due payment and performance of all indebtedness, liabilities and obligations of the Borrower to the Lenders under the Credit Agreement as amended hereby, and that the term "Obligations" as used in the Loan Documents (or any other term used therein to describe or refer to the indebtedness, liabilities, and obligations of the Borrower to the Lenders and the Administrative Agent) includes, without limitation, the indebtedness, liabilities and obligations of the Borrower and the Administrative Agent to the Lenders under the Credit Agreement as amended hereby.

          2.6 Each of the Guarantors hereby acknowledges and confirms that the terms "Obligations", "Guaranteed Obligations" and "Guaranteed Liabilities" as used in each Guaranty includes, without limitation, all of the indebtedness, obligations and liabilities of the Borrower to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby.

          2.7 Each of the Guarantors hereby acknowledges and confirms that:

          (a) all of the liens and security interests granted pursuant to the Security Agreement and any Collateral Document secure, without limitation, all of the indebtedness, liabilities and obligations of such Guarantor to the Lenders and the Administrative Agent under its Guaranty, as confirmed hereby, and that the term "Obligations" as used in the Security Agreement and any Collateral Document (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of each Guarantor to the Lenders), includes without limitation, the indebtedness, liabilities and obligations of such Guarantor under its Guaranty, as confirmed hereby; and

          (b) all of the representations and warranties set forth in the Security Agreement and each other Collateral Document, as confirmed hereby, are true and correct as of the date hereof, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Security Agreement or such other Collateral Document and which shall not, either singly or in the aggregate, have a Material Adverse Effect.

Article III. Conditions Precedent to the Effectiveness of this Fifth Amendment.
             ------------------------------------------------------------------

             The Amendments contemplated by Article I hereof are subject to the
                                            ---------
satisfaction of each of the following conditions precedent. The date on which all such conditions shall have been fulfilled to the satisfaction of the Administrative Agent and the Required Lenders, and the date on which this Fifth Amendment shall have become effective, shall be herein called the "Fifth Amendment Effective Date".

             The Administrative Agent shall have received on or before the Fifth Amendment Effective Date the following, and the following documents each of shall be dated as of the Fifth Amendment Effective Date (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and the Lenders, and in sufficient copies, for each Lender:

             3.1 Original, executed counterparts of this Fifth Amendment.

          3.2 $1,000,000 principal payment described in Section 2.05(d)(1).

          3.3 Intentionally omitted

          3.4 A fully executed Ratification of Guaranty and Acknowledgment of Fifth Amendment and Waiver and Negative Pledge Agreement ("Ratification") in form and substance satisfactory to the Administrative Agent whereby Egerton reaffirms the Guaranty and agrees that until such time as the Obligations have been indefeasibly paid in full, it shall not encumber, sell or otherwise dispose of the U.K. Property.

          3.5 Certified copies of resolutions of the Board of Directors of the Borrower, A.C. Egerton (Holdings) Limited CC Holdings, Inc. and each other Loan Party approving this Fifth Amendment, the Ratification and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Fifth Amendment, and each other Loan Document.

          3.6 A copy of a certificate of the Secretary of State of the jurisdiction of incorporation of the Borrower, dated reasonably near the date hereof, stating that the Borrower has paid all franchise taxes to the date of such certificate and the Borrower is duly incorporated and in good standing under the laws of the State of the jurisdiction of its incorporation.

          3.7 A certificate of the Borrower and each other Loan Party signed on behalf of the Borrower or such other Loan Party, as the case may be, by a Responsible Officer and the Secretary or an Assistant Secretary of the Borrower or such other Loan Party, as the case may be, dated the date hereof (the statements made in such certificate shall be true on and as of the date hereof), certifying as to (1) the absence of any amendments to the charter of the Borrower or such other Loan Party since the date of the Secretary of State's certificate referred to above, or in the case of A.C. Egerton (Holdings) Limited, since the copies of its Memorandum and Articles of Association as in effect on the date delivered to the Administrative Agent in connection with the Third Amendment to Credit Agreement, (2) the absence of any amendments to the bylaws of the Borrower and each other Loan Party since the last date of delivery thereof to the Administrative Agent, (3) the due incorporation and good standing of the Borrower and each other Loan Party as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower or any other Loan Party, (4) the truth of the representations and warranties contained herein, (5) the satisfaction of the conditions precedent required of the Borrower and its Subsidiaries as set forth in this Article III, and (6) the absence of any event occurring and continuing, or resulting from the transactions contemplated by this Fifth Amendment, that constitutes a Default, other than the Current Events of Default.

          3.8 A certificate of the Secretary or an Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and each other Loan Party authorized to sign this Fifth Amendment, the Guaranty Confirmation and each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

          3.9 An amendment fee ("Amendment Fee") equal to $100,000.00 in immediately available funds.

          3.10 All accrued fees and expenses of the Administrative Agent and if and as appropriate, among the Lenders (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent, syndication, collateral examination appraisal, and other direct out-of-pocket expenses) shall have been paid.

          3.11 The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, such other documents, agreements and instruments as the Administrative Agent may reasonably request for a transaction of the nature contemplated by this Fifth Amendment and all proceedings (including, without limitation, under applicable foreign law) in connection with the transactions contemplated by this Fifth Amendment, and all documents incidental thereto shall be satisfactory to the Administrative Agent.

Article IV. Conditions Subsequent
            ---------------------

            4.1 Borrower shall immediately notify Lenders if the Temecula Property becomes the subject of a purchase and sale contract and Borrower shall give Lenders timely notice of the indicative terms and conditions of any such sale, including but not limited to purchase price and the closing date thereof.

Article V.  Waiver
            ------

            5.1 Waiver. The Borrower was and is in violation of the following
                ------
financial covenants (i) Minimum Net Worth under Section 6.18(a) as of March 31, 2001 and September 30, 2001, (ii) the ratio of Total Consolidated Debt to EBITDA under Section 6.18(b) of the Credit Agreement as of March 31, 2001, June 30, 2001, and September 30, 2001, (iii) the Fixed Charge Coverage Ratio under
Section 6.18 (c) of the Credit Agreement as of March 31, 2001, June 30, 2001 and September 30, 2001, and (iv) Minimum Consolidated Interest Coverage Ratio under
Section 6.18(d) as of March 31, 2001 and September 30, 2001. Effective on the Fifth Amendment Effective Date, the Lenders and the Administrative Agent hereby waive the Current Events of Default under Section 8.03 of the Credit Agreement caused by the above-described violations of Section 6.18 of the Credit Agreement, provided that such waiver shall be effective only with respect to the Current Events of Default described in the preceding sentence and shall not be applicable to any subsequent or other failure by the Borrower to comply with any other terms of the Credit Agreement.

Article VI. Reference to and Effect Upon the Credit Agreement.
            --------------------------------------------------

            6.1 Effect. The Credit Agreement, the Collateral Documents and all
                ------
agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Fifth Amendment.

            6.2 No Waiver; References. The execution, delivery and effectiveness
                ---------------------
of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Fifth Amendment, each reference in:

                (i) the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

                (ii) the other Loan Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby;

                (iii) the Loan Documents to the "Loan Documents" shall be deemed to include this Fifth Amendment, and each of the other Loan Documents;

Article VII. Miscellaneous.
             --------------

             7.1 Payment of Expenses. In addition to any and all expenses to be
                 -------------------
paid by Borrower pursuant to the Loan Documents, the Borrower shall pay to the Administrative Agent, for the pro rata accounts of each Lender, all reasonable documentation expenses in connection with this Fifth Amendment, including reasonable legal fees.

             7.2 Continuing Effectiveness of Credit Agreement. Except as
                 --------------------------------------------
specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with the terms and are hereby ratified and confirmed.

             7.3 Headings. Section headings in this Fifth Amendment are included
                 --------
herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purposes.

             7.4 Law. THIS FIFTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
                 ---
AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

             7.5 Successors. This Fifth Amendment shall be binding upon the
                 ----------
Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent.

          7.6 Modification. No modification or waiver of or with respect to any
              ------------
provisions of this Fifth Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Administrative Agent or the Lenders from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No consent to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Fifth Amendment, together with the Credit Agreement, as amended, embodies the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders and supersedes all prior agreements and understandings relating to the subject matter hereof.

          7.7 Severability. The provisions of this Fifth Amendment are
              ------------
severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Fifth Amendment in any jurisdiction.

          7.8 Execution in Counterparts. This Fifth Amendment may be executed in
              -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Transmission of signatures by facsimile shall be deemed effective as if original manually executed counterparts had been delivered.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Fifth Amendment to the Credit Agreement to be duly executed as of the date first above written.

                              CHANNELL COMMERCIAL CORPORATION


                              By /s/ Thomas Liguori
                                ------------------------------------------------
                                     Name:  Thomas Liguori
                                     Title: CFO


                              FLEET NATIONAL BANK
                              as Administrative Agent, Issuing Bank and a Lender


                              By /s/ George E. Durstin
                                ------------------------------------------------
                                     Name:  George E. Durstin
                                     Title: Vice President

                              WELLS FARGO BANK, NATIONAL ASSOCIATION
                              as a Lender


                              By /s/ Sylvia N. Vargas
                                ------------------------------------------------
                                     Name: Sylvia N. Vargas
                                     Title:Vice President